Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Thursday, April 13, 2006
FOR IMMEDIATE RELEASE


Washington Federal Reports 2nd Quarter Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $36,340,000 or $.42 per diluted share for the quarter ended March 31, 2006, compared to $40,961,000 or $.47 per diluted share for the quarter ended March 31, 2005. The quarter ended March 31, 2005 included a net adjustment for derivatives that increased after tax earnings by $4,328,000 or $.05 per diluted share. Excluding the derivatives adjustment, operating results for the quarters ended March 31, 2006 and 2005 respectively, totaled $.42 per diluted share. For the six months ended March 31, 2006 earnings were $72,486,000 or $.83 per diluted share, compared to $77,219,000 or $.88 per diluted share for the six months ended March 31, 2005. Excluding the derivatives adjustment, earnings for the six months ended March 31, 2005 would have been $72,591,000 or $.83 per diluted share.

The second fiscal quarter produced a return on assets of 1.73%, while return on equity amounted to 12.02% for the quarter. Year-to-date, return on assets measured 1.74% and return on equity was 12.05%.

Chief Executive Officer Roy M. Whitehead commented, "The company's flat earnings are attributable to higher deposit costs, which increased 59% over the same period last year. We are pleased that the balance sheet positioning undertaken in prior periods enabled us to offset this extraordinary increase in funding costs. Asset quality continues to be very strong, with non-performing assets amounting to less than 1/10th of 1% of total assets. In light of the flat-to-inverted yield curve and a slowing housing sector, it was a solid quarter."


Washington Federal Savings, with headquarters in Seattle, Washington, has 122 offices in seven western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                        March 31, 2006     September 30, 2005
                                                                        --------------     ------------------
                                                                        (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $   383,317          $    637,791
Available-for-sale securities, including mortgage-backed
   securities of $984,984 .........................................           1,159,869             1,077,856
Held-to-maturity securities, including mortgage-backed
   securities of $161,921 .........................................             196,955               212,479
Loans receivable, net .............................................           6,543,126             6,008,932
Interest receivable ...............................................              36,975                34,048
Premises and equipment, net .......................................              63,498                63,287
Real estate held for sale .........................................               4,388                 5,631
FHLB stock ........................................................             129,453               129,453
Intangible assets, net ............................................              56,734                57,259
Other assets ......................................................              13,237                 7,714
                                                                            -----------           -----------
                                                                            $ 8,587,552           $ 8,234,450
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 5,130,275           $ 5,002,172
   Repurchase agreements with customers ...........................              30,107                29,333
                                                                            -----------           -----------
                                                                              5,160,382             5,031,505
FHLB advances .....................................................           1,500,000             1,230,000
Other borrowings...................................................             600,000               655,000
Advance payments by borrowers for taxes and insurance .............              22,410                27,533
Federal and state income taxes ....................................              37,116                44,617
Accrued expenses and other liabilities ............................              52,204                58,487
                                                                            -----------           -----------
                                                                              7,372,112             7,047,142
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 300,000,000 shares authorized;
   104,336,960 and 104,140,966 shares issued; 87,187,699 and
   86,933,294 shares outstanding ..................................             104,337               104,141
Paid-in capital ...................................................           1,242,806             1,240,310
Accumulated other comprehensive loss, net of taxes ................             (14,868)                 (704)
Treasury stock, at cost; 17,149,261 shares ........................            (205,178)             (205,874)
Retained earnings .................................................              88,343                49,435
                                                                            -----------           -----------
                                                                              1,215,440             1,187,308
                                                                            -----------           -----------
                                                                            $ 8,587,552           $ 8,234,450
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     13.94         $       13.66
Stockholders' equity to total assets ..............................               14.15%                14.42%
Weighted average rates at period end
  Loans and mortgage-backed securities* ...........................                6.32%                 6.19%
  Investment securities** .........................................                4.28                  3.74
  Combined loans, mortgage-backed securities
     and investment securities ....................................                6.15                  5.91
  Customer accounts ...............................................                3.38                  2.94
  Borrowings ......................................................                4.48                  4.51
  Combined cost of customer accounts and borrowings ...............                3.70                  3.37
  Interest rate spread ............................................                2.45                  2.54

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 Quarter Ended March 31,        Six Months Ended March 31,

                                                                 -----------------------        --------------------------
                                                                  2006             2005           2006              2005
                                                                --------         --------       ---------        ---------
                                                                           (In thousands, except per share data)

INTEREST INCOME
Loans ......................................................   $ 106,274         $ 90,321      $ 208,679        $ 177,206
Mortgage-backed securities .................................      15,725           23,568         30,093           36,402
Investment securities and cash equivalents .................       6,660            8,291         14,449           16,115
                                                                --------         --------       --------         --------
                                                                 128,659          122,180        253,221          229,723

INTEREST EXPENSE
Customer accounts ..........................................      41,459           26,622         80,308           50,514
FHLB advances and other borrowings .........................      21,724           18,941         43,374           37,195
                                                                --------         --------       --------         --------
                                                                  63,183           45,563        123,682           87,709
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      65,476           76,617        129,539          142,014
Provision for loan losses ..................................          85                -             85                -
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      65,391           76,617        129,454          142,014

OTHER INCOME
Gain (loss) on securities, net .............................           -           (3,476)             -           (3,412)
Other ......................................................       3,404            3,746          6,796            6,260
                                                                --------         --------       --------         --------
                                                                   3,404              270          6,796            2,848

OTHER EXPENSE
Compensation and fringe benefits ...........................       9,040            8,733         17,275           17,067
Occupancy ..................................................       2,017            3,124          3,930            4,960
Other ......................................................       2,458            2,106          4,981            3,914
                                                                --------         --------       --------         --------
                                                                  13,515           13,963         26,186           25,941
Gain on real estate acquired through foreclosure, net ......           5              581            144              799
                                                                --------         --------       --------         --------
Income before income taxes .................................      55,285           63,505        110,208          119,720
Income taxes ...............................................      18,945           22,544         37,722           42,501
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 36,340         $ 40,961       $ 72,486         $ 77,219
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .42         $    .47     $      .83         $    .89
Diluted earnings ...........................................         .42              .47            .83              .88
Cash dividends .............................................         .20              .19            .40              .38

Weighted average number of shares outstanding,
   including dilutive stock options ........................  87,363,894       87,464,540     87,378,631       87,452,362

PERFORMANCE RATIOS
Return on average assets ...................................        1.73%            2.16%          1.74%            2.07%
Return on average stockholders' equity .....................       12.02%           14.29%         12.05%           13.57%

Net interest margin ........................................        3.18%            4.15%          3.18%            3.91%



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